UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A

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(AMENDMENT NO. 1)
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 06, 2026

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DAY ONE BIOPHARMACEUTICALS, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40431	83-2415215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1800 Sierra Point Parkway, Suite 200 Brisbane, California		94005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 484-0899

N/A

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DAWN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) amends the Current Report on Form 8-K filed by Day One Biopharmaceuticals, Inc. (“Parent”) on January 6, 2026 (the “Original Report”), in which Parent reported, among other events, the completion of the Merger (as defined in the Original Report). This Amendment No. 1 is filed to (i) update the information in Item 9.01(a) of the Original Report to include the audited consolidated financial statements of Target (as defined in the Original Report) as of and for the years ended December 31, 2024 and December 31, 2023 and to include the unaudited interim condensed consolidated financial statements of Target as of and for the three and nine months ended September 30, 2025; and (ii) update the information in Item 9.01(b) of the Original Report to include the unaudited pro forma condensed combined financial information of Parent and Target (collectively, the "Company") as of and for the nine months ended September 30, 2025 and the year ended December 31, 2024. This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report.

Capitalized terms used but not defined herein have the meanings given to them in the Original Report.

In accordance with Rule 12b-15 of the Securities Exchange Act of 1934, as amended, the complete text of Item 9.01 (as amended) is included herein.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Target as of and for the years ended December 31, 2024 and December 31, 2023 and the related notes thereto have been audited by Ernst & Young LLP, Target’s independent auditor, as set forth in its reports thereon, are incorporated herein by reference as Exhibit 99.1 and Exhibit 99.2, respectively.

The unaudited interim condensed consolidated financial statements of Target as of and for the three and nine months ended September 30, 2025 and the related notes thereto are incorporated herein by reference as Exhibit 99.3.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2025 and the year ended December 31, 2024 is attached hereto as Exhibit 99.4 and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
2.1#

Agreement and Plan of Merger, dated November 12, 2025, by and among Mersana Therapeutics, Inc., Day One Biopharmaceuticals, Inc., and Emerald Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K (File No. 001-38129) filed by Mersana Therapeutics, Inc. with the Securities and Exchange Commission on November 13, 2025)

10.1	Contingent Value Rights Agreement, dated as of January 6, 2026, by and between Day One Biopharmaceuticals, Inc. and Computershare Inc. (previously filed with the Original Report)
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
99.1

Audited Consolidated Financial Statements of Mersana Therapeutics, Inc. and its consolidated subsidiary as of and for the year ended December 31, 2024, the related notes thereto and the report of Ernst & Young LLP (incorporated by reference to Part II, Item 8 of the Annual Report on Form 10-K of Mersana

Exhibit Number	Description
Therapeutics, Inc. for the year ended December 31, 2024, filed with the SEC on March 3, 2025 (File No. 001-38129))
99.2

Audited Consolidated Financial Statements of Mersana Therapeutics, Inc. and its consolidated subsidiary as of and for the year ended December 31, 2023, the related notes thereto and the report of Ernst & Young LLP (incorporated by reference to Part II, Item 8 of the Annual Report on Form 10-K of Mersana Therapeutics, Inc. for the year ended December 31, 2023, filed with the SEC on February 28, 2024 (File No. 001-38129))

99.3

Unaudited Interim Condensed Consolidated Financial Statements of Mersana Therapeutics, Inc. and its consolidated subsidiary as of and for the three and nine months ended September 30, 2025 and the related notes thereto (incorporated by reference to Part I, Item 1 of the Quarterly Report on Form 10-Q of Mersana Therapeutics, Inc. for the quarter ended September 30, 2025, filed with the SEC on November 14, 2025 (File No. 001-38129))

99.4	Unaudited Pro Forma Condensed Combined Financial Information of Day One Biopharmaceuticals, Inc. as of and for the nine months ended September 30, 2025 and the year ended December 31, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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# Certain annexes, exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplemental copies of any of the omitted annexes and schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAY ONE BIOPHARMACEUTICALS, INC.

Date: March 9, 2026	By:	/s/ Charles N. York II, M.B.A.
Charles N. York II, M.B.A. Chief Operating Officer and Chief Financial Officer